UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 9/30

Date of reporting period:    9/30/14

Item 1.  Reports to Stockholders.

Class A Shares – LSEAX

Class I Shares – LSEIX

Annual Report
September 30, 2014

1-855-233-8300

www.persimmonfunds.com.

Distributed by Northern Lights Distributors, LLC

Member FINRA

2735-NLD-11/4/2013

2014 Fund Letter

September 30, 2014

The Persimmon Long/Short Equity Fund (ticker: LSEIX, LSEAX, “PLSF,” “Fund”) is designed to achieve superior risk adjusted returns over a full market cycle. We believe the best way to compound money over a cycle is to limit losses while participating in upward market moves. The fund is structured to achieve these results through the active allocation of investor capital to a number of complimentary long/short equity strategies. As of September 30, 2014, the Fund is allocated to five sub-advisors that we believe are uniquely positioned to take advantage of a full market cycle and deliver superior risk-adjusted performance.

The investment team at Persimmon continues to focus on its objective of actively managing allocations to a mix of long/short equity strategy sub-advisors that have the potential to produce alpha through both sides of their books (the purchase of equities they believe will outperform the market in their long book and the short sale of equities they believe will underperform in their short book). Through the year to date period, the Fund has maintained net exposure consistent with the expected range of 25-75%. As of the end of September, net exposure was 54%.

Since its inception on January 1, the Fund has returned 5.72% on an annualized basis. The returns have slightly lagged the HFRX Equity Hedge Index, which has increased 6.96% on an annualized basis. The equity markets as whole have presented a difficult benchmark to match as they have returned 22.89% annually as represented by the S&P 500 since the fund launched. Due to the long and short nature of the fund we expect it to trail markets during bull runs and expect to add value during periods of market stress, which we have not seen by way of a pullback in excess of 10% since the fund’s inception.

We at Persimmon believe that the current equity rally has been driven by the expansion of earnings multiples in spite of relatively anemic GDP growth and unimpressive earnings growth. This momentum-led growth has driven equity markets to new highs and has created a difficult investing environment for strategies focused on fundamental analysis; especially those strategies that include short-selling equities. The investment team at Persimmon places risk controls in the forefront of our portfolio construction with the intention to preserve capital. This focus positions the Fund to potentially outperform traditional long-only equity during market drawdowns.

The fund actively manages cash reserves in addition to the allocations to managers in a balancing act between holding enough cash on hand for redemptions and remaining fully committed to our managers. During the past year the Persimmon team replaced two of the fund’s managers. The first manager replaced was exhibiting material style drift from their core investment process and the second manager experienced reorganization within the investment team, a personnel shift that caused us to immediately

	Paul Milnes	484-572-0500	pmilnes@persimmoncapital.com
CONTACT US

1

2735-NLD-11/4/2013

search for a replacement strategy. We continue to actively manage our sub-advisor relationships to deliver a product that we believe will perform well in various market environments. In the meantime, we encourage you to review our prospectus, fact sheets, and to reach out to the management team with any questions you may have.

Sincerely,

The Persimmon Capital Management Investment Team

	Paul Milnes	484-572-0500	pmilnes@persimmoncapital.com
CONTACT US

2

2735-NLD-11/4/2013

PROSPECTUS OFFERING

Investors should carefully consider the investment objectives, risks, charges and expenses of the Persimmon Long Short Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.persimmonfunds.com or by calling 855-233-8300. The prospectus should be read carefully before investing. The Persimmon Long Short Fund is distributed by Northern Lights Distributors, LLC, member FINRA.

Persimmon Capital Management, LP is not affiliated with Northern Lights Distributors, LLC.

RISK DISCLOSURE

Mutual Funds involve risk including the possible loss of principal.

The Fund will invest a percentage of its assets in derivatives and options contracts. The use of such investments and the resulting high portfolio turn-over, may expose the Fund to additional risks that it would not be subject to, if it invested directly in the securities of the underlying those derivatives. The Fund may experience losses that exceed those experienced by funds that do not use options and derivatives.

The Fund may invest in high yield or junk bonds which present a greater risk than bonds of higher quality. Other risks include credit risks and investments in fixed income securities that may be subject to default, prepayment and interest rate changes. The Fund may also invest in U.S treasury obligations and securities issued by federal agencies and U.S. government sponsorship.

Investments in foreign securities and emerging markets involve risks not generally associated with investments in securities of U.S. companies including currency rate changes, sovereign debt risk, political, social and economic conditions, accurate company information, foreign control on investment and market operations including banks and security depositories. These risks may be greater in emerging markets and less developed countries.

ETNs and ETFs are subject to investment strategy risks and expenses which are indirectly paid by the Fund. The value of small or medium capitalization equities and issuers may be subject to more erratic market movements than those of larger more established companies and issuers. Furthermore, the use short positions can magnify the potential for gain or loss and amplify the effects of market volatility on the Fund’s share price.

	Paul Milnes	484-572-0500	pmilnes@persimmoncapital.com
CONTACT US

3

Persimmon Long/Short Fund

Portfolio Review (Unaudited)

September 30, 2014

The Fund’s performance figures* for the year ended September 30, 2014, as compared to its benchmark:

		Annualized
		Since Inception
	One Year	December 31, 2012
Persimmon Long Short Fund - Class A	3.40%	5.39%
Persimmon Long Short Fund - Class A with Load **	(1.79)%	2.32%
Persimmon Long Short Fund - Class I	3.77%	5.72%
S&P 500 Total Return Index ***	19.73%	22.92%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total gross operating expenses as stated in the fee table to the Fund’s sticker dated June 5, 2014 to the Fund’s prospectus dated February 1, 2014 are 4.51% and 4.26% for Class A and I Shares respectively. Class A shares are subject to a maximum sales charge of 5.00% imposed on purchases. For performance information current to the most recent month-end, please call 1-855-233-8300.

**	Class A with load total return is calculated using the maximum sales charge of 5.00%.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Top Ten Holdings by Industry	% of Net Assets
Retail	8.9%
Software	7.3%
Computers	7.1%
Commercial Services	5.4%
Internet	5.0%
Chemicals	3.7%
Insurance	3.4%
Pharmaceuticals	2.9%
Oil & Gas	2.4%
Other, Cash & Cash Equivalents	53.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

4

Persimmon Long/Short Fund

PORTFOLIO OF INVESTMENTS

September 30, 2014

Shares		Fair Value
	COMMON STOCK - 82.8%
	ADVERTISING - 0.5%
2,183	Omnicom Group, Inc.	$150,321

	AEROSPACE / DEFENSE - 1.0%
752	HEICO Corp.	35,118
1,390	TransDigm Group, Inc. +	256,219
		291,337
	AGRICULTURE - 1.5%
1,785	Archer-Daniels-Midland Co.	91,214
3,244	Lorillard, Inc.	194,348
1,814	Philip Morris International, Inc. +	151,288
		436,850
	AIRLINES - 1.4%
4,989	Delta Air Lines, Inc.	180,352
10,336	JetBlue Airways Corp. *	109,768
2,862	United Continental Holdings, Inc. *	133,913
		424,033
	APPAREL - 1.7%
1,962	Deckers Outdoor Corp. *+	190,667
5,957	Sequential Brands Group, Inc.	74,462
1,088	Under Armour, Inc. *+	75,181
2,329	VF Corp. +	153,784
		494,094
	AUTO MANUFACTURERS - 1.2%
10,822	General Motors Co.	347,571

	AUTO PARTS & EQUIPMENT - 0.9%
855	Autoliv, Inc. +	78,592
1,379	Dorman Products, Inc. *	55,243
1,326	TRW Automotive Holdings Corp. *	134,257
		268,092
	BANKS - 2.0%
1,166	Independent Bank Group Inc.	55,327
2,203	Northern Trust Corp. +	149,870
2,086	Signature Bank *+	233,757
3,601	US Bancorp +	150,630
		589,584
	BEVERAGES - 0.5%
3,694	Coca-Cola Co. +	157,586

	BIOTECHNOLOGY - 1.7%
790	Amgen, Inc.	110,963
1,347	BioMarin Pharmaceutical, Inc. *+	97,200
1,310	Gilead Sciences, Inc. *+	139,449
617	Puma Biotechnology, Inc. *+	147,198
		494,810
	BUILDING MATERIALS - 0.1%
547	Patrick Industries, Inc *	23,171

	CHEMICALS - 3.7%
1,005	Ashland, Inc.	104,620
1,686	CF Industries Holdings, Inc.	470,765
1,310	Ecolab, Inc.	150,427
1,135	EI du Pont de Nemours & Co. +	81,448
910	International Flavors & Fragrances, Inc.	87,251
1,163	Praxair, Inc. +	150,027
1,773	Taminco Corp. *	46,275
		1,090,813

See accompanying notes to financial statements.

5

Persimmon Long/Short Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Shares		Fair Value
	COMMERCIAL SERVICES - 5.4%
1,934	Advisory Board Co. *+	$90,105
528	Ascent Capital Group, Inc. *	31,786
1,850	Automatic Data Processing, Inc. +	136,000
890	Avis Budget Group Inc	48,852
617	CDK Global, Inc.	17,698
1,540	Cintas Corp.	108,709
40,111	Command Security Corp. *	79,420
7,224	Electro Rent Corp.	99,474
5,837	ExamWorks Group, Inc. *+	191,162
1,756	FirstService Corp. +	91,698
478	H&E Equipment Services, Inc. *+	19,254
2,958	Hertz Global Holdings, Inc. *	75,104
1,224	Huron Consulting Group, Inc. *+	74,627
1,115	Moody’s Corp.	105,367
1,011	Paylocity Holding Corp. *	19,866
2,898	TriNet Group, Inc. *	74,623
2,260	United Rentals, Inc. *	251,086
30,691	Xueda Education Group - ADR +	89,311
		1,604,142
	COMPUTERS - 7.1%
3,683	Apple, Inc.	371,062
9,206	Computer Sciences Corp.	562,947
5,232	EMC Corp. +	153,088
903	EPAM Systems, Inc. *	39,542
1,133	FleetMatics Group PLC *+	34,557
2,450	Hewlett-Packard Co. *	86,901
1,202	IHS, Inc. *+	150,478
254	NCR Corp. *	8,486
1,050	SanDisk Corp. *+	102,848
11,111	Science Applications International Corp.	491,440
3,520	VeriFone Systems, Inc. *+	121,018
		2,122,367
	COSMETICS / PERSONAL CARE - 0.5%
2,358	Colgate-Palmolive Co. +	153,789

	DISTRIBUTION / WHOLESALE - 1.2%
7,533	LKQ Corp. *+	200,303
616	WW Grainger, Inc.	155,016
		355,319

	DIVERSIFIED FINANCIAL SERVICES - 1.7%
509	Affiliated Managers Group, Inc. *	101,983
2,743	Evercore Partners, Inc.	128,921
470	FXCM, Inc. +	7,450
130	Portfolio Recovery Associates, Inc. *	6,790
1,342	Virtus Investment Partners, Inc. *+	233,105
467	WageWorks, Inc. *+	21,263
		499,512
	ELECTRIC - 1.8%
2,233	Dominion Resources, Inc. +	154,279
2,074	Duke Energy Corp. +	155,073
1,190	Entergy Corp.	92,022
4,935	Xcel Energy, Inc. +	150,024
		551,398
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
1,200	Belden, Inc.	76,824

See accompanying notes to financial statements.

6

Persimmon Long/Short Fund

PORTFOLIO OF INVESTMENT (Continued)

September 30, 2014

Shares		Fair Value
	ELECTRONICS - 0.7%
1,612	Honeywell International, Inc. +	$150,110
1,315	TE Connectivity Ltd.	72,706
		222,816
	ENTERTAINMENT - 1.7%
5,429	Gaming and Leisure Properties Inc.	167,756
4,771	National CineMedia, Inc.	69,227
7,029	Pinnacle Entertainment Inc. *	176,358
5,343	SeaWorld Entertainment Inc.	102,746
		516,087

	ENVIRONMENTAL CONTROL - 0.4%
2,501	Waste Management, Inc. +	121,349

	FOOD - 2.3%
1,637	Fresh Market, Inc. *+	57,180
4,336	Mondelez International, Inc. +	148,573
10,336	Tyson Foods, Inc.	406,929
1,908	Whole Foods Market, Inc.	72,714
		685,396
	FOREST PRODUCTS & PAPER - 0.5%
3,162	International Paper Co. +	150,954

	HEALTHCARE - PRODUCTS - 0.9%
7,140	Boston Scientific Corp. *	84,323
1,760	Hospira, Inc. *	91,573
2,038	Insulet Corp. *	75,100
1,067	Masimo Corp. *+	22,706
		273,702
	HEALTHCARE - SERVICES - 0.4%
855	Humana, Inc. +	111,398

	INSURANCE - 3.4%
7,948	American International Group, Inc.	429,351
1,766	Aon PLC +	154,825
1,678	Chubb Corp. +	152,832
5,916	Greenlight Capital Re Ltd. *+	191,738
5,178	Third Point Reinsurance Ltd. *	75,340
		1,004,086
	INTERNET - 5.0%
292	Alibaba Group Holding, Ltd.*	25,944
505	Baidu, Inc. - ADR *+	110,206
990	Borderfree, Inc. *	12,771
745	F5 Networks, Inc. *	88,461
2,226	Facebook, Inc. *	175,943
1,973	HomeAway, Inc. *	70,042
5,205	IAC/InterActiveCorp.	343,010
11,462	Move, Inc. *	240,243
4,592	RetailMeNot, Inc. *	74,207
1,484	SPS Commerce, Inc. *+	78,875
956	Textura Corp. *	25,238
4,651	VeriSign, Inc. *	256,363
		1,501,303
	IRON / STEEL - 0.4%
2,825	United States Steel Corp.	110,655

	LEISURE TIME - 1.3%
31,031	Black Diamond, Inc. *+	234,594
3,035	ClubCorp Holdings, Inc.	60,184
1,950	Life Time Fitness, Inc. *	98,358
		393,136

See accompanying notes to financial statements.

7

Persimmon Long/Short Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Shares		Fair Value
	LODGING - 0.7%
8,733	Hilton Worldwide Holdings, Inc. *	$215,094

	MACHINERY - CONSTRUCTION & MINING - 0.5%
655	Caterpillar, Inc.	64,865
1,628	Joy Global, Inc.	88,791
		153,656
	MACHINERY - DIVERSIFIED - 1.1%
1,403	Middleby Corp. *	123,646
586	Power Solutions International, Inc. *	40,434
1,028	Roper Industries Inc.	150,386
		314,466

	METAL FABRICATE / HARDWARE - 0.1%
1,242	Rexnord Corp. *	35,335

	MINING - 0.3%
3,535	Goldcorp. Inc.	81,411

	MISCELLANEOUS MANUFACTURING - 0.3%
540	3M Co.	76,507

	OIL & GAS - 2.4%
1,490	BP PLC - ADR	65,486
6,408	Chesapeake Energy Corp.	147,320
1,233	Chevron Corp. +	147,121
1,907	ConocoPhillips +	145,923
2,318	Exxon Mobil Corp. +	218,009
		723,859
	OIL & GAS SERVICES - 1.3%
871	Dril-Quip, Inc. *+	77,867
846	Geospace Technologies Corp. *	29,737
1,550	Halliburton Co. +	99,990
1,323	Natural Gas Services Group, Inc. *	31,845
1,490	Schlumberger Ltd. +	151,518
		390,957
	PHARMACEUTICALS - 2.9%
3,551	Abbott Laboratories +	147,686
2,706	ACADIA Pharmaceuticals Inc	67,001
1,449	Johnson & Johnson +	154,449
930	Mead Johnson Nutrition Co	89,485
4,103	Merck & Co., Inc. +	243,226
5,080	Pfizer, Inc. +	150,216
		852,063
	REITS - 1.5%
720	Boston Properties, Inc.	83,347
1,255	Equity Residential	77,283
21,058	FelCor Lodging Trust, Inc.	197,103
815	Vornado Realty Trust	81,467
		439,200
	RETAIL - 8.9%
2,385	Bob Evans Farms Inc.	112,906
3,088	Chuy’s Holdings, Inc. *	96,932
1,455	Conn’s Inc.	44,043
1,195	CVS Caremark Corp.	95,110
4,771	Dick’s Sporting Goods, Inc.	209,352
23,859	Dominion Diamond Corp. *	339,752
2,302	Five Below Inc	91,182
10,225	Francesca’s Holdings Corp. *+	142,434
1,622	GNC Holdings Inc	62,836
1,687	Home Depot, Inc. +	154,765
4,740	Lumber Liquidators Holdings Inc	271,981
1,644	McDonald’s Corp. +	155,868
4,322	Popeyes Louisiana Kitchen, Inc. *	175,041
3,454	Signet Jewelers Ltd	393,445
3,251	Starbucks Corp.	245,321
1,590	Urban Outfitters, Inc. *	58,353
		2,649,321

See accompanying notes to financial statements.

8

Persimmon Long/Short Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Shares			Fair Value
	SAVINGS & LOANS - 0.5%
2,078	BofI Holding, Inc. *+		$151,091

	SEMICONDUCTORS - 1.2%
676	IPG Photonics Corp. *+		46,495
3,180	Microchip Technology, Inc. +		150,191
2,028	QUALCOMM, Inc. +		151,634
			348,320
	SOFTWARE - 7.3%
1,480	Check Point Software Technologies Ltd		102,475
636	Concur Technologies, Inc. *+		80,658
117	Electronic Arts, Inc. *		4,166
2,224	Envestnet, Inc. *+		100,080
2,194	IMS Health Holdings, Inc. *		57,461
8,117	inContact, Inc. *		70,577
15,658	Microsoft Corp.		725,905
7,952	Monotype Imaging Holdings, Inc.		225,201
2,120	Open Text Corp.		117,490
2,765	RealPage, Inc. *+		42,858
1,558	Solera Holdings, Inc. +		87,809
15,361	Take-Two Interactive Software, Inc. *		354,378
883	Ultimate Software Group, Inc. *+		124,953
950	Vmware, Inc. *		89,148
			2,183,159
	TELECOMMUNICATIONS - 1.2%
4,390	AT&T, Inc. +		154,704
727	InterDigital, Inc. +		28,949
5,526	ORBCOMM, Inc. *		31,775
3,123	Verizon Communications, Inc. +		156,118
			371,546
	TRANSPORTATION - 1.4%
1,387	Landstar System, Inc.		100,128
805	Norfolk Southern Corp.		89,838
1,546	United Parcel Service, Inc. +		151,956
1,946	XPO Logistics, Inc. *		73,306
			415,228

	TOTAL COMMON STOCKS (Cost - $22,174,796)		24,623,708

Shares
	EXCHANGE TRADED FUND - 0.7%
	EQUITY FUND - 0.7%
4,000	ProShares UltraShort Russell 2000 (Cost - $193,818)		196,880

Number of Contracts + +		Expiration
	PURCHASED OPTIONS - 0.0% *
	PURCHASED CALL OPTIONS - 0.0%
4	Francesca’s Holding, Corp. @ $17.5	Dec-14	130
3	Geospace Technologies Corp. @ $50.0	Dec-14	90
5	Geospace Technologies Corp. @ $60.0	Dec-14	62
7	RetailMeNot @ 35.0	Oct-14	35
			317
	PURCHASED PUT OPTIONS - 0.0%
1	Senomyx, Inc. @ 7.5	Oct-14	15

	TOTAL PURCHASED OPTIONS (Cost - $1,605)		332

See accompanying notes to financial statements.

9

Persimmon Long/Short Fund

PORTFOLIO OF INVESTMENTS

September 30, 2014

Shares		Fair Value
	SHORT - TERM INVESTMENTS - 17.6%
	MONEY MARKET FUNDS - 17.6%
5,135,611	Dreyfus Cash Management - Institutional Shares - 0.03% (a) +	$5,135,611
107,698	Dreyfus Treasury Cash Management - Institutional Shares - 0.03% (a) +	107,698
	TOTAL MONEY MARKET FUNDS (Cost - $5,243,309)	5,243,309

	TOTAL INVESTMENTS - 101.1% (Cost - $27,613,528) (b)	$30,064,229
	LIABILITIES LESS OTHER ASSETS - (1.1)%	(309,780)
	NET ASSETS - 100.0%	$29,754,449

	SECURITIES SOLD SHORT - (24.7)%
	COMMON STOCK - (21.3)%
	AIRLINES - (0.2)%
(555)	Copa Holdings SA	$(59,546)

	APPAREL - (0.5)%
(500)	Ralph Lauren Corp.	(82,365)
(1,987)	Vince Holding Corp. *	(60,127)
		(142,492)
	BANKS - (0.5)%
(10,342)	Fidelity Southern Corp.	(141,685)

	BEVERAGES - (0.4)%
(335)	Boston Beer Co. Inc.	(74,290)
(1,272)	Coca-Cola Enterprises, Inc.	(56,426)
		(130,716)
	BIOTECHNOLOGY - (0.0)%
(296)	Arena Pharmaceuticals, Inc. *	(1,240)

	CHEMICALS - (0.2)%
(253)	Sherwin-Williams Co.	(55,404)

	COMMERCIAL SERVICES - (0.2)%
(3,495)	Ambow Education Holding, Ltd. - ADR *	(245)
(2,363)	Care.com, Inc. *	(19,258)
(954)	Rent-A-Center Inc.	(28,954)
		(48,457)
	COSMETICS / PERSONAL CARE - (1.3)%
(24,718)	Avon Products, Inc.	(311,447)
(1,138)	Colgate-Palmolive Co.	(74,220)
		(385,667)
	DISTRIBUTION / WHOLESALE - (0.2)%
(2,430)	LKQ Corp. *	(64,614)

	DIVERSIFIED FINANCIAL SERVICES - (0.5)%
(350)	Affiliated Managers Group, Inc.	(70,126)
(6,898)	Calamos Asset Management, Inc.	(77,741)
		(147,867)

See accompanying notes to financial statements.

10

Persimmon Long/Short Fund

PORTFOLIO OF INVESTMENTS

September 30, 2014

Shares		Fair Value
	ELECTRONICS - (0.1) %
(1,550)	Imax Corp. *	$(42,563)

	ENERGY - ALTERNATE SOURCES - (0.7) %
(193)	Amyris, Inc. *	(731)
(624)	SolarCity Corp. *	(37,190)
(24,512)	Solazyme, Inc. *	(182,860)
		(220,781)
	ENTERTAINMENT - (0.6) %
(6,714)	Pinnacle Entertainment, Inc. *	(168,454)

	FOOD - (2.1) %
(715)	Cal-Maine Foods, Inc.	(63,871)
(1,889)	Fresh Market, Inc.	(65,983)
(4,961)	Pilgrim’s Pride Corp.	(151,608)
(1,148)	Sanderson Farms, Inc.	(100,967)
(20,097)	Senomyx, Inc. *	(189,395)
(2,338)	Sprouts Farmers Market, Inc. *	(67,966)
		(639,790)
	HEALTHCARE - PRODUCTS - (0.4) %
(1,041)	IDEXX Laboratories Inc	(122,661)

	HOME BUILDERS - (0.2) %
(1,750)	Meritage Homes Corp. *	(62,125)

	HOUSEHOLD PRODUCTS / WARES - (0.5) %
(1,360)	Kimberly-Clark Corp.	(146,295)

	INSURANCE - (1.1) %
(3,348)	Blue Capital Reinsurance Holdings Ltd.	(59,226)
(3,361)	Montpelier Re Holdings Ltd.	(104,493)
(1,165)	StanCorp Financial Group Inc.	(73,605)
(2,084)	Validus Holdings Ltd.	(81,568)
		(318,892)
	INTERNET - (0.6) %
(212)	Angie’s List, Inc. *	(1,350)
(1,388)	Blue Nile, Inc. *	(39,627)
(2,747)	Pandora Media, Inc. *	(66,368)
(4,435)	Rubicon Project, Inc. *	(52,023)
(159)	Zillow, Inc.	(18,442)
		(177,810)
	LEISURE TIME - (0.6) %
(1,675)	Brunswick Corp/DE	(70,584)
(1,059)	Harley-Davidson Inc	(61,634)
(366)	Polaris Industries, Inc.	(54,823)
		(187,041)
	MACHINERY - DIVERSIFIED - (0.2) %
(3,018)	Briggs & Stratton Corp.	(54,384)

	MEDIA - (0.2) %
(20,650)	Sirius XM Holdings, Inc. *	(72,069)

	OIL & GAS - (0.2) %
(2,180)	Cabot Oil & Gas Corp.	(71,264)

	OIL & GAS SERVICES - (0.3) %
(924)	Thermon Group Holdings, Inc. *	(22,564)
(7,125)	Willbros Group, Inc. *	(59,351)
		(81,915)
	PHARMACEUTICALS - (0.9) %
(5,554)	MannKind Corp.	(32,824)
(1,154)	USANA Health Sciences, Inc. *	(85,004)
(1,032)	Valeant Pharmaceuticals International, Inc. *	(135,398)
(1,106)	VIVUS, Inc. *	(4,269)
		(257,495)
	REITS - (0.3) %
(4,293)	Host Hotels & Resorts, Inc.	(91,570)

See accompanying notes to financial statements.

11

Persimmon Long/Short Fund

PORTFOLIO OF INVESTMENTS

September 30, 2014

Shares		Fair Value
	RETAIL - (6.8) %
(3,063)	Bed Bath & Beyond, Inc.	$(201,637)
(3,451)	Brinker International, Inc.	(175,276)
(1,201)	Burlington Stores, Inc. *	(47,871)
(4,598)	Conn’s, Inc. *	(139,182)
(1,463)	Dollar General Corp	(89,404)
(1,937)	Dunkin’ Brands Group Inc	(86,816)
(1,622)	Lowe’s Cos Inc	(85,836)
(795)	Lumber Liquidators Holdings, Inc. *	(45,617)
(1,908)	McDonald’s Corp.	(180,898)
(970)	O’Reilly Automotive, Inc. *	(145,849)
(415)	Panera Bread Co. *	(67,528)
(3,860)	Pier 1 Imports, Inc.	(45,896)
(699)	Restoration Hardware Holdings, Inc. *	(55,606)
(999)	Ross Stores, Inc.	(75,505)
(2,906)	Texas Roadhouse, Inc.	(80,903)
(2,624)	TJX Cos. Inc.	(155,262)
(2,340)	Tractor Supply Co.	(143,934)
(2,910)	Williams-Sonoma, Inc.	(193,719)
		(2,016,739)
	SEMICONDUCTORS - (0.4) %
(1,162)	Cirrus Logic, Inc. *	(24,228)
(2,779)	Intel Corp.	(96,765)
		(120,993)
	SOFTWARE - (0.6) %
(1,840)	Castlight Health, Inc. *	(23,810)
(780)	Tyler Technologies Inc	(68,952)
(495)	Ultimate Software Group Inc/The	(70,047)
		(162,809)
	TELECOMMUNICATIONS - (0.1) %
(560)	NETGEAR, Inc. *	(17,500)

	TEXTILES - (0.2) %
(730)	UniFirst Corp/MA	(70,511)

	TOYS / GAMES / HOBBIES - (0.2) %
(1,700)	Mattel, Inc.	(52,105)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds - $6,639,734)	(6,333,454)

	EXCHANGE TRADED FUNDS - (3.4) %
	EQUITY FUNDS - (3.4) %
(1,340)	iShares Russell 2000 ETF	(146,529)
(2,007)	iShares Russell 2000 Growth ETF	(260,288)
(3,056)	SPDR S&P 500 ETF Trust	(602,093)
	TOTAL EXCHANGE TRADED FUNDS SOLD SHORT (Proceeds -$956,807)	(1,008,910)

	TOTAL SECURITIES SOLD SHORT - (Proceeds $7,596,541)	$(7,342,364)

Number of
Contracts + +		Expiration
	WRITTEN OPTIONS - (0.2) % *
	WRITTEN CALL OPTIONS - (0.2) %
(2)	S & P 500 Index @ $2,029.0	Oct-14	$(518)
(1)	S & P 500 Index @ $2,015.0	Oct-14	(592)
(2)	S & P 500 Index @ $2,001.0	Oct-14	(2,288)
(1)	S & P 500 Index @ $2,031.0	Oct-14	(394)
(2)	S & P 500 Index @ $1,999.0	Oct-14	(2,870)
(2)	S & P 500 Index @ $2,027.0	Oct-14	(1,068)
(2)	S & P 500 Index @ $2,036.0	Nov-14	(976)
(2)	S & P 500 Index @ $2,019.0	Nov-14	(1,956)
(1)	S & P 500 Index @ $2,014.0	Nov-14	(1,175)
(2)	S & P 500 Index @ $2,026.0	Nov-14	(1,646)
(2)	S & P 500 Index @ $2,016.0	Nov-14	(2,484)
(2)	S & P 500 Index @ $2,031.0	Nov-14	(1,648)
(2)	S & P 500 Index @ $2,039.0	Nov-14	(1,342)
(2)	S & P 500 Index @ $2,041.0	Nov-14	(1,392)
(2)	S & P 500 Index @ $2,016.0	Nov-14	(3,016)
	TOTAL WRITTEN OPTIONS (Proceeds - $42,169)		$(23,365)

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

*	Non-income producing security

+	All or part of the security was held as collateral for securities sold short as of September 30, 2014.

+ +	Each option contract allows the holder to purchase/sell 100 shares of the underlying security at the exercise price.

(a)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2014.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (including securities sold short and options) is $20,214,794 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$3,434,542
Unrealized Depreciation:	(950,836)
Net Unrealized Appreciation:	$2,483,706

See accompanying notes to financial statements.

12

Persimmon Long/Short Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS
Investment securities:
At cost	$27,613,528
At fair value	$30,064,229
Segregated cash at broker	7,159,375
Receivable for securities sold	786,219
Dividends and Interest receivable	10,458
Prepaid expenses and other assets	4,040
TOTAL ASSETS	38,024,321
LIABILITIES
Securities sold short, at fair value (proceeds $7,596,541)	7,342,364
Payable for investments purchased	796,693
Investment advisory fees payable	51,430
Options written, at fair value (proceeds $42,169)	23,365
Accrued expenses and other liabilities	56,020
TOTAL LIABILITIES	8,269,872
NET ASSETS	$29,754,449

Composition of Net Assets:
Paid in capital	$27,186,671
Accumulated net investment loss	(480,750)
Accumulated net realized gain from investments	324,846
Net unrealized appreciation of investments	2,723,682
NET ASSETS	$29,754,449
Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,741
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	250
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$10.96
Maximum offering price per share (net asset value plus maximum sales charge of 5.00%) (b)	$11.54
Class I Shares:
Net Assets	$29,751,708
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2,700,615
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.02

(a)	The Fund will impose a 1.00% redemption fee for any redemptions of Fund shares occurring within 60 days of purchase.

(b)	On investment of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

13

Persimmon Long/Short Fund

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2014

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,017)	$427,750
TOTAL INVESTMENT INCOME	427,750

EXPENSES
Advisory fees	678,250
Dividend paid on securities sold short	185,013
Interest expenses	64,548
Administrative services fees	48,319
Accounting services fees	39,423
Compliance officer fees	35,131
Custodian fees	31,472
Legal fees	26,618
Transfer agent fees	25,308
Printing and postage expenses	21,786
Trustees fees and expenses	16,533
Audit fees	16,502
Registration fees	9,614
Insurance expense	1,578
Other expenses	8,536
TOTAL EXPENSES	1,208,631
Less: Fees waived by the Advisor	(74,860)
NET EXPENSES	1,133,771

NET INVESTMENT LOSS	(706,021)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	3,284,746
Securities sold short	(1,227,243)
Options contracts purchased	(54,079)
Options contracts written	(206,563)
Net Realized Gain	1,796,861

Net change in unrealized appreciation (depreciation) on:
Investments	(655,242)
Securities sold short	595,623
Options contracts written	17,910
Options contracts purchased	2,039
Net Change in Unrealized Appreciation (Depreciation)	(39,670)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,757,191

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,051,170

See accompanying notes to financial statements.

14

Persimmon Long/Short Fund

STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	September 30, 2014	September 30, 2013 (a)

FROM OPERATIONS
Net investment loss	$(706,021)	$(533,643)
Net realized gain (loss) on investments	1,796,861	(722,603)
Net change in unrealized appreciation (depreciation) on investments	(39,670)	2,763,352
Net increase in net assets resulting from operations	1,051,170	1,507,106

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	0 (b)	—
Class I	(534)	—
Total distributions to shareholders	(534)	—

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	—	40,485
Class I	2,082,689	26,939,073
Net asset value of shares issued in reinvestment of distributions:
Class A	0 (b)	—
Class I	534	—
Redemption fee proceeds:
Class A	0 (c)	—
Class I	176	—
Payments for shares redeemed:
Class A	—	(40,190)
Class I	(1,266,030)	(560,030)
Net increase from shares of beneficial interest transactions	817,369	26,379,338

NET INCREASE IN NET ASSETS	1,868,005	27,886,444

NET ASSETS
Beginning of Period	27,886,444	—
End of Period *	$29,754,449	$27,886,444
* Includes accumulated net investment loss of:	$(480,750)	$(455,265)

SHARE ACTIVITY
Class A:
Shares Sold	—	4,052
Shares Reinvested	0 (d)	—
Shares Redeemed	—	(3,802)
Net increase in shares of beneficial interest outstanding	0 (d)	250

Class I:
Shares Sold	190,858	2,678,898
Shares Reinvested	49	—
Shares Redeemed	(115,778)	(53,412)
Net increase in shares of beneficial interest outstanding	75,129	2,625,486

(a)	The Fund commenced operations on December 31, 2012.

(b)	Represents $0.05.

(c)	Represents $0.02.

(d)	Represents less than 1 share.

See accompanying notes to financial statements.

15

Persimmon Long/Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A			Class I
	Year Ended	Period Ended		Year Ended	Period Ended
	September 30, 2014	September 30, 2013 (1)		September 30, 2014	September 30, 2013 (1)

Net asset value, beginning of period	$10.60	$10.00		$10.62	$10.00
Income (loss) from investment operations:
Net investment loss (2)	(0.29)	(0.23)		(0.26)	(0.22)
Net realized and unrealized gain on investments	0.65	0.83		0.66	0.84
Total from investment operations	0.36	0.60		0.40	0.62
Less distributions from:
Net investment income	—	—		—	—
Net realized gains	0.00 (3)	—		0.00 (3)	—
Total distributions	0.00 (3)	—		0.00 (3)	—

Redemption fees collected (3,4)	0.00	0.00		0.00	0.00
Net asset value, end of period	$10.96	$10.60		$11.02	$10.62
Total return (4)	3.40%	6.00	% (5)	3.77%	6.20	% (5)
Net assets, at end of period (000s)	$3	$3		$29,752	$27,884
Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6)	4.34%	4.96	% (7)	4.09%	4.71	% (7)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense	4.08%	4.25	% (7)	3.83%	4.00	% (7)

Ratio of net investment loss to average net assets (8)	(2.64)%	(2.94	)% (7)	(2.39)%	(2.93	)% (7)

Portfolio Turnover Rate	181%	203	% (5)	181%	203	% (5)

Other data:

Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6)	3.49%	3.95	% (7)	3.24%	3.70	% (7)

Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense	3.24%	3.24	% (7)	2.99%	2.99	% (7)

(1)	The Fund commenced operations on December 31, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

(8)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

16

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2014

1.	ORGANIZATION

The Persimmon Long/Short Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 5, 2011, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on December 31, 2012. The Fund seeks to achieve long-term capital appreciation.

The Fund offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.00%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A shares. All classes are subject to a 1% redemption fee on redemptions made within 60 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

All investments in securities are recorded at their estimated fair values. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the mean between the current bid and ask prices on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and ask prices on the valuation date. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team or committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The team may also enlist third party consultants such as a valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing

17

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

source), (ii) securities for which, in the judgment of the advisor or sub-advisors, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-advisers to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisors is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall minimize the use of unobservable inputs, The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e. the exit price at the measurement date). The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under U.S. GAAP are described below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available and may require significant management judgment or estimation.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

18

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stocks	$24,623,708	$—	$—	$24,623,708
Short-Term Investments	5,243,309	—	—	5,243,309
Exchange Traded Fund	196,880	—	—	196,880
Purchased Call Options	317	—	—	317
Purchased Put Options	15	—	—	15
Total Investments	$30,064,229	$—	$—	$30,064,229

Liabilities
Securities Sold Short
Common Stocks	$(6,333,454)	$—	$—	$(6,333,454)
Exchange Traded Funds	(1,008,910)	—	—	(1,008,910)
Written Call Options	—	(23,365)	—	(23,365)
Total Liabilities	$(7,342,364)	$(23,365)	$—	$(7,365,729)

*	Refer to the Portfolio of Investments for industry classification.

There were no significant transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period. During the period, Fund transfers from Level 3 to Level 1 were $245.

The security resumed trading on June 9, 2014.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Common Stock	Total
Beginning Balance 9/30/13 *	$(7,029)	$(7,029)
Total realized gain	8,299	8,299
Depreciation	(2,085)	(2,085)
Cost of Purchases	570	570
Proceeds from Short Sales	—	—
Accrued Interest	—	—
Net transfers in/out of Level 3	245	245
Ending Balance 9/30/14	$0	$0

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the

19

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment Income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2013 or expected to be taken in the Fund’s 2014 return. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended September 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and options amounted to $42,759,151 and $44,175,850, respectively. Purchases and proceeds from securities and exchange traded funds sold short amounted to $30,512,189 and $27,207,475, respectively.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. For the year ended September 30, 2014, the Fund had losses from options contracts of $206,563, which is included in the net realized loss from Option contracts written in the Statement of Operations. For the year ended September 30, 2014, the Fund had losses from options contracts of $54,079, which is included in the net realized loss from option contracts purchased in the

20

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

Statement of Operations. Net change in unrealized appreciation (depreciation) in the Statement of Operations includes $2,039 of net unrealized gains on Option contracts purchased and $17,910 of net unrealized gains on Option contracts written for the year ended September 30, 2014.

The number of Option contracts written and the premiums received by the Fund for the year ended September 30, 2014, were as follows:

	Put Options		Call Options
	Number of	Premiums	Number of	Premiums
Written Options	Contracts	Received	Contracts	Received
Options outstanding, beginning of period	—	$—	64	$3,934
Options purchased/written	48	1,955	429	307,954
Options closed	(48)	(1,955)	(418)	(203,669)
Options exercised	—	—	—	—
Options expired	—	—	(48)	(66,050)
Options outstanding, end of period	—	$—	27	$42,169

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The derivative instruments outstanding as of September 30, 2014 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the funds.

Segregated Cash at Broker – The Fund has $7,159,375 of cash on hand at two prime brokers representing the proceeds of securities sold short. Withdrawal of these amounts is restricted based on the level of short trading in the Fund.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2014:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Equity	Options Written, at fair value

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2014:

Liabilities Derivatives Investment Value
Derivative Investment Type	Equity
Options Written	$23,365

21

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2014:

Derivative Investment Type	Location of Gain/Loss on Derivative
Equity	Net realized gain (loss) from options purchased
Net realized gain (loss) from options written
Net change in unrealized appreciation (depreciation) on option contracts purchased
Net change in unrealized appreciation (depreciation) on option contracts written

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2014:

Realized gain/(loss) on derivatives recognized in the Statement of Operations

		Total for the
		Year Ended
Derivative Investment Type	Equity Risk	September 30, 2014
Options purchased	$(54,079)	$(54,079)
Options written	(206,563)	(206,563)
	$(260,642)	$(260,642)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations
		Total for the
		Year Ended
Derivative Investment Type	Equity Risk	September 30, 2014
Options purchased	$17,910	$17,910
Options written	2,039	2,039
	$19,949	$19,949

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Persimmon Capital Management L.P. serves as the Fund’s investment advisor (the “Advisor”). The Advisor allocates portions of the Fund’s portfolio to be managed by several sub-advisors. Each of Caerus Global Investors LLC, ISF Management, LLC, Weatherbie Capital, LLC, Inc., Sonica Capital, LLC (“Sonica”), Turner Investment LP (“Turner”), Contravisory Investment Management, Inc. and V2 Capital, LLC served as a sub-advisor to the Fund during the year ended September 30, 2014. Effective November 10, 2013, Turner and Sonica were removed as sub-advisors and replaced by Contravisory Investment Management, Inc. and V2 Capital, LLC. The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. GFS received $113,050 of fees from the Fund for the year ended September 30, 2014.

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. From the Fund’s inception until May 6, 2014, as compensation for its services and the related expenses borne by the Advisor, the Fund paid the Advisor a fee computed and accrued daily and paid

22

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

monthly, based on the Fund’s average daily net assets which and is computed at an annual rate of 2.50%. As of May 7, 2014, the Advisor contractually agreed to reduce its management fee from 2.50% to 1.99%. Pursuant to separate sub-advisory agreements between the Advisor and each Sub-Advisor, each Sub-Advisor is entitled to receive, on a monthly basis, a specific percentage of the net assets of its managed allocated portion. The Sub-Advisors are paid by the Advisor not the Fund. As of September 30, 2014 the advisory fees incurred by the fund amounted to $678,250.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least January 31, 2015, to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 3.24% and 2.99% of the daily average net assets attributable to each of the Class A, and Class I shares, respectively. The Advisor may seek reimbursement only for expenses waived or paid by it during the prior three fiscal years; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended September 30, 2014, the Advisor waived fees and reimbursed expenses in the amount of $74,860. Cumulative expenses subject to the aforementioned conditions will expire September 30 of the following years:

2016	$128,577
2017	$74,860
Total	$203,437

The Board, on behalf of the Fund’s Class A shares, has adopted the Trust’s master Distribution and shareholder servicing plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to Class A. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended September 30, 2014, Class A shares paid $7, pursuant to the Plan.

The Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s Class A and Class I shares. The Distributor is an affiliate of GFS. During the year ended September 30, 2014, the Distributor did not receive any underwriting commissions for sales of Class A or Class I shares.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund. Compliance fees were $35,131 for the year ended September 30, 2014.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund. For the provision of these services, Gemcom received $21,786 of fees from the Fund for the year ended September 30, 2014.

23

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2014 was as follows:

Fiscal Year Ended
September 30, 2014
Ordinary Income	$—
Long-Term Capital Gain	534
$534

There was no distribution for fiscal period ended September 30, 2013.

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$719,565	$—	$(154,173)	$(481,320)	$2,483,706	$2,567,778

The difference between book basis and tax basis accumulated net investment losses, accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for constructive sales, real estate investment trusts and mark-to-market on open 1256 contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $481,320.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, foreign currency gains/(losses) and net operating losses, and adjustments for real estate investment trusts, publicly traded partnerships, grantor trusts, return of capital from C-Corporation and capitalization of in lieu of dividend payments, resulted in reclassification for the year ended September 30, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(10,036)	$680,536	$(670,500)

6.	REDEMPTION FEES

The Fund may assess a short term redemption fee of 1.00% of the total redemption amount of shareholders sell their shares after holding them for less than sixty days. The redemption fee is paid directly to the Fund from which the redemption is made. For the year ended September 30, 2014, Class I assessed redemption fees in the amount of $176.

24

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of September 30, 2014, Gregory Horn held approximately 100% of the Class A shares.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

25

EisnerAmper LLP 101 West Avenue P.O. Box 458 Jenkintown, PA 19046-0458 T 215.881.8800 F 215.881.8801

www.eisneramper.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Persimmon Long/Short Fund a Series of the
Northern Lights Fund Trust III

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Persimmon Long/Short Fund (one of the series of funds constituting the Northern Lights Fund Trust III) (the “Fund”) as of September 30, 2014, and the related statements of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and the period from December 31, 2012 (commencement of operations) to September 30, 2013. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of September 30, 2014 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Persimmon Long/Short Fund (one of the series of funds constituting the Northern Lights Fund Trust III) as of September 30, 2014, the results of its operations for the year then ended, the statement of changes in its net assets and financial highlights for the year then ended and for the period from December 31, 2012 (commencement of operations) to September 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

Jenkintown, Pennsylvania

November 26, 2014

New York   |   New Jersey   |   Pennsylvania   |   California   |   Cayman Islands

EisnerAmper is an independent member of PKF International Limited

26

Persimmon Long/Short Fund

EXPENSE EXAMPLES (Unaudited)

September 30, 2014

As a shareholder of the Persimmon Long/Short Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Persimmon Long Short/Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period beginning April 1, 2014 and ending September 30, 2014.

Table 1. Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2. Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Persimmon Long Short Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
		Beginning	Ending Account	Expenses Paid During
Actual	Annualized	Account Value	Value	Period
Expenses	Expense Ratio	4/1/14	9/30/2014	4/1/14 – 9/30/14
Class A	3.24%	$1,000.00	$995.50	$16.21
Class I	2.99%	$1,000.00	$997.30	$14.97

Table 2
		Beginning	Ending Account	Expenses Paid During
Hypothetical	Annualized	Account Value	Value	Period *
(5% return before expenses)	Expense Ratio	4/1/14	9/30/2014	4/1/14 – 9/30/14
Class A	3.24%	$1,000.00	$1,008.82	$16.32
Class I	2.99%	$1,000.00	$1,010.08	$15.07

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).
27

Persimmon Long/Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

Approval of Sub-Advisory Agreements – Persimmon Long/Short Fund

In connection with a meeting held on August 22, 2013, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of the investment sub-advisory agreements between V2 Capital, LLC and Persimmon Capital Management, LP (“PCM”), and Contravisory Investment Management, Inc. (“CIM”) and PCM (each a “Sub-Advisory Agreement”), each with respect to the Persimmon Long/Short Fund (the “Fund”). In considering the approval of the Sub-Advisory Agreements, the Trustees received materials specifically relating to the Sub-Advisory Agreements.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreements.

V2 Capital, LLC (V2) Sub-Adviser to Persimmon

Nature, Extent & Quality of Services. The Board noted that V2 was founded in 2004 and currently manages approximately $264 million in assets for separately managed accounts. The Board further noted that V2 specializes in the management of equity based strategies combined with proprietary option overlay strategies to enhance returns, improve risk adjusted returns and provide downside protection. The Board reviewed the background information of key investment personnel responsible for servicing the Persimmon Long/Short Fund and acknowledged positively that the management team has been together since the firm was founded and that they also have previous financial experience in capital markets and trading from having past positions with financial institutions, asset management firms, a hedge fund and a certified public accounting firm. The Board noted that V2 will provide Persimmon L/S Fund with V2’s full complement of services including research, trading, compliance, and analysis of positions and hedges, in the same manner as any other V2 client. The Board further noted V2 will manage the allocated assets of the Fund pari-passu and seamlessly to all other funds and managed accounts invested in its V2 Hedged Equity Strategy. The Board discussed V2’s use of an investment committee that reviews potential equity investments based on bottom-up, fundamental analysis of companies for inclusion into the portfolio. The Board noted that V2’s Chief Compliance Officer and the compliance team provide monitoring to investment guidelines and limitations by reviewing daily reports of positions prepared internally via their Risk Software and insure the portfolio holdings meet the strategy objectives. The Board considered that V2 reported no material compliance or litigation issues had arisen during the past three years. The Board concluded that V2’s 25 years of industry experience combined with the stability of the key personnel and a solid infrastructure are positive indicators that they have the resources and potential to provide high quality service to the Fund and its shareholders.

Performance. The Board reviewed performance data V2 provided and noted that because V2 had not yet begun to sub-advise the Fund it would instead consider the performance of V2’s Hedged Equity Strategy. The Trustees noted the strategy’s positive 1 year performance of 8.96% and since inception (August 2010) performance of 38.65%, but considered it had underperformed its benchmark, the S&P 500 Index, which returned 20.60% and 55.32%, respectively. The Board noted that V2 also underperformed its secondary benchmark, the HFRI-EH Index, which returned 10.98% over the 1 year period; however, it outperformed the secondary benchmark since August 2010 which returned 14.21%. The Board considered that V2 uses an option risk overlay strategy within the portfolio to provide some downside protection and preserve capital.

28

Persimmon Long/Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

The Board discussed that in a bull market the strategy will underperform the S&P 500 Index benchmark and give up some of the upside gains because it will not be fully exposed to the market, and noted that V2’s strategy is more in line with the HFRI-EH Index. The Board concluded that based on the performance information provided the strategy appears to have performed as it was intended and the Board was satisfied that V2 has the potential to add value to the Fund and its shareholders.

Fees & Expenses. V2 proposed a sub-advisory fee of 1.00%, which is less than or equal to the fees charged under other V2 advisory agreements. The Board noted that the fee also compares favorably to the fee that V2 charges its hedge fund clients, which is a 1.00% management fee plus a 15% performance fee. The Board concluded that the management fee is reasonable when considering the Fund and its shareholders will have access to a hedge fund-type strategy and service at a lower rate than traditionally charged by hedge fund managers.

Economies of Scale. Based on the anticipated size of the Fund, and the fact that only a portion of the Fund’s assets will be allocated to the Sub-Adviser, the Trustees concluded that meaningful economies of scale are not likely to be realized during the initial term of the agreement. They further considered that it may be difficult for a quality sub-adviser, utilizing a hedge fund strategy on a portion of the Fund, to consider breakpoints due to competitive considerations. However, the Board noted that at a previous meeting the Adviser agreed that as the Fund grows, and if the Sub-Adviser or Adviser achieves economies of scale, the Adviser would be willing to discuss the implementation of breakpoints. The Trustees noted that it would be in the Adviser’s best interest to negotiate breakpoints with the Sub-Adviser if possible, because lower fees improve performance and assist in accumulating the Fund’s assets. The Trustees agreed that they will monitor and address economies of scale at the appropriate time in the future, but determined that at the current time, the matter was most appropriately left to the Adviser to negotiate with the Sub-Adviser.

Profitability. The Board considered the anticipated profits to be realized by the Sub-Adviser in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit for its service to the Fund. The Trustees noted that because of the anticipated asset levels during the initial term of the agreement and the amount of assets that will likely be allocated to the Sub-Adviser by the Adviser, the Board was satisfied that the Sub-Adviser’s anticipated level of profitability from its relationship with the Fund not excessive.

Conclusion. Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement with V2 is in the best interests of the Trust and the shareholders of Persimmon.

29

Persimmon Long/Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

Contravisory Investment Management, Inc. (CIM) Sub-Adviser to Persimmon

Nature, Extent & Quality of Services. The Board noted that CIM has been advising institutions, individuals, and families with their investment management services and equity research products since 1972 and CIM currently manages approximately $637 million in assets through two limited partnership hedge funds and a mutual fund. The Board reviewed the background information of key investment personnel responsible for servicing Persimmon and was satisfied with the many years and level of experience in the financial services industry and was also pleased that the President and Chief Executive Officer is well respected enough to be asked to be a participant on several national financial news television networks. The Board also reviewed the CIM’s organization and noted it has a solid infrastructure consisting of integrated teams providing investment management, research, operations, business development, client service and compliance. The Board noted that CIM will provide investment management services to the Fund in accordance with the long/short strategy as stated within the guidelines and limitations set by the Adviser. The Board noted that the investment decisions are based on CIM’s proprietary methodology which contains a real time data base of more than 1 million buy/sell signals, applied, tested, and proven over a diversity of market cycles since 1972. The Board further noted its satisfaction that CIM puts equal importance on having a rigid sell discipline to mitigate portfolio risk and will only maintain a long position for as long as it continues to demonstrate long term relative price strength. The Board noted that Fund compliance is performed by the CIM’s Chief Compliance Officer who works with the investment committee to ensure Fund limitations are adhered to by hard coding specific stock restrictions into their trade order management system. The Board further noted that CIM has had no material compliance or litigation issues during the past three years. The Board concluded that CIM’s long history and experience combined a strong infrastructure are all good indicators that they possess the qualifications to provide high quality service to the Fund and its shareholders.

Performance. The Board noted that CIM provided performance data for the two equity hedge funds it manages since the Fund’s strategy will be similar; however, the Board noted that the mutual fund managed by CIM does not follow a similar strategy. The Board reviewed the performance data and noted that the Contravisory Fund, LP returned 12.84% over the past year, 4.61% over five years, 6.63% over ten years and 8.02% since inception 1999, outperforming the benchmark, HFRX Equity Hedge Index which, over the same time period, returned 8.34%, -3.77%, 0.18% and 3.98%, respectively. The Board also noted that using the S&P 500 as a benchmark, which returned 20.51% over the past year, 6.96% five years, 7.26% over ten years and 2.55% since 1999, that Contravisory Fund LP underperformed the one year, five year and ten year periods, but outperformed since 1999. The Board also reviewed the performance data of Contravisory IDF, LP, which returned 10.54% and 14.48% since inception 2012, outperforming the benchmark, HFRX Equity Hedge Index which, over the same time period, returned 8.34%, and 7.37%, respectively. The Board also noted that using the S&P 500 as a benchmark, which returned 20.51% over the past year and 25.91% since 2012, that CIM’s IDF, LP underperformed in both categories. The Board noted that underperforming the S&P 500 is not unexpected as it is difficult to have full exposure 100% of the time, but given the rigid sell side discipline for long positions and rigid buy side discipline for short positions the Board concluded CIM has the potential to produce positive results to the Fund and its shareholders.

Fees & Expenses. CIM proposed a management fee of 1.00% to sub-advise the Fund. The Trustees viewed as favorable the fact that the Fund’s retail investors will gain access to a hedge fund strategy that CIM currently charges their clients a management fee of 1% plus a 20% performance fee with a 5.00% hurdle. The Board concluded that the management fee is reasonable when considering the Fund will obtain access to a hedge fund type strategy and service for less than traditional hedge fund fees.

30

Persimmon Long/Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

Economies of Scale. Based on the anticipated size of the Fund, and the fact that only a portion of the Fund’s assets will be allocated to the Sub-Adviser, the Trustees concluded that meaningful economies of scale are not likely to be realized during the initial term of the agreement. They further considered it may be difficult for a quality sub-adviser, utilizing a hedge fund strategy on a portion of the Fund, to consider breakpoints due to competitive considerations. However, the Board was reminded that at a previous meeting the Adviser agreed that as the Fund grows, and if the sub-adviser or Adviser achieves economies of scale, the Adviser would be willing to evaluate the implementation of breakpoints. The Trustees noted that it would be in the Adviser’s best interests to negotiate breakpoints with the Sub-Adviser if possible, because lower fees improve performance and assist in distribution. The Board agreed it will monitor and address at the appropriate time, but determined that the matter was most appropriately left to negotiate with the Adviser.

Profitability. The Board considered the anticipated profits to be realized by the Sub-Adviser in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit for its service to the Fund. They discussed that the expected profits were relatively high as a percentage of revenue but relatively low in actual dollars. The Trustees noted that because of the anticipated asset levels during the initial term of the agreement and the amount of assets that will likely be allocated to the Sub-Adviser, the Board was satisfied that the Sub-Adviser’s anticipated level of profitability from its relationship with the Fund not excessive.

Conclusion. Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement with CIM is in the best interests of the Trust and the shareholders of Persimmon.

31

Persimmon Long/Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, 2004-2008); Legal Consultant, Jensen Consulting (2004-2008).	32	York Capital Corp.(July 2014 - Present); Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board Since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	131	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012).
Anthony M. Payne 1942	Trustee	Since February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996-2008).	32	Lifetime Achievement Fund, Inc. (February 2012 to April 2012).

9/30/14-NLFT III-V3

32

Persimmon Long/Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2014

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark H. Taylor 1964	Trustee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	131	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jerry Vincentini 1940	Trustee	Since February 2012, Indefinite	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	32	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II and Northern Lights Variable Trust.

9/30/14-NLFT III-V3

33

Persimmon Long/Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2014

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	Since February 2012, indefinite	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-233-8300.

9/30/14-NLFT III-V3

34

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

35

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

36

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-233-8300 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-233-8300.

INVESTMENT ADVISOR
Persimmon Capital Management, LP
1777 Sentry Parkway West
Gwynedd Hall, Suite 102
Blue Bell, PA 19422

SUB-ADVISORS
Caerus Global Investors, LLC	Contravisory Investment Management, Inc.
712 5th Ave, 19th Floor	120 Longwater Dr., Suite 100
New York, NY 10019	Norwell, MA 02061

ISF Management, LLC	V2 Capital LLC
767 Third Ave, 39th Floor	2700 Patriot Blvd., Suite 140
New York, NY 10017	Glenview, IL 360026

Weatherbie Capital, LLC
265 Franklin Street, Suite 1601
Boston, MA 02110

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 – $13,500

2013 – $13,000

(b)

Audit-Related Fees

2014 – None

2013 – None

(c)

Tax Fees

2014 – $3,750

2013 – $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $3,700

2013 – $3,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/5/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/5/14

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

12/5/14